Certain statements in this presentation constitute "forward-looking statements." When used in this presentation the words "intends," "expects," "anticipates," "estimates," "believes," "goal," "no assurance" and similar expressions, and statements which are made in the future tense or refer to future events or developments, including, without limitation, our guidance for the third quarter of 2009, are intended to identify such forward-looking statements. Such forward- looking statements are subject to risks, uncertainties, and other factors that could cause the actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: the effects of economic conditions, including general financial conditions (including those represented recently by liquidity crises, government bailouts and assistance plans, bank failures, and recessionary threats and developments); the economic condition of the lodging industry, which can be particularly affected the financial conditions referenced above, as well as by high gas prices, levels of unemployment, consumer confidence, acts or threats of terrorism and public health issues; competition from providers of similar services and from alternative systems for accessing in-room entertainment; competition from HSIA providers; changes in demand for our products and services; programming availability, timeliness, quality, and costs; technological developments by competitors; developmental costs, difficulties, and delays; relationships with customers and property owners, in particular as we reduce capital investment; the availability of capital to finance growth; compliance with credit facility covenants; the impact of governmental regulations; potential effects of litigation; risks of expansion into new markets; risks related to the security of our data systems; and other factors detailed, from time to time, in our filings with the Securities and Exchange Commission. For any of the foregoing reasons, our guidance and our actual financial results may not meet our expectations. These forward-looking statements speak only as of the date of this presentation. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

World's Largest Provider of Media & Connectivity Services to Hospitality Businesses 1.9 Million Rooms at 10,000 Properties Top 10 MSO Equivalent 85% Share of VOD-Served Market Connect, Inform & Entertain Over 500 Million Travelers Highly Interactive Audience Powerful Guest "Touch Points" in High-Definition TV & Internet LodgeNet Interactive (CHART) (CHART) (CHART) 98% 35% Guests Turn on Television "Go Interactive" "Log On" to the Internet* * Source: 2008 Zoomerang Survey 87%

Diversifying Revenues Reducing Impact of Occupancy Fluctuations Minimizing Company's Capital Requirements Generating Incremental Cash Flow Proactively Managing Business Right-Sizing Operations to Environment Managing Capital Investment Levels Increasing Free Cash Flow Reducing Leverage Enhancing Position for Economic Rebound Result: Greater Shareholder Value Strategic Focus: Enhanced Shareholder Value

10,000 Hotel Properties - 1.9 Million Rooms Worldwide Operating in US, Canada & Mexico; Licensees in 23 Countries (CHART) A Diversified Customer Base

A Diversified Customer Base Focused By Brand . . . Diversified By Decision (Based on Number of Rooms) (CHART) (CHART) 1,500+ Ownership & Management Groups

FTG VOD HD Advanced IP Broadband Advertising Since 1996 Since 1983 Since 1980's Since 1990's Long-Standing Industry Relationships Strategic Partners

Guest Entertainment Pay-Per-View Entertainment Content Sold to Hotel Guests in 1.9 Million Rooms Movies, Music, Games, Subscription Sports and More Hotel Services Cable Television Programming Sold to Hotels, Serving 1.1 Million Rooms Internet Access Services Sold to Hotels, Serving Over 220 Thousand Rooms System Sales & Related Domestic and International Sales of VOD and Internet Access Systems Professional Solutions for Professional Design, Project Management and Installation Services Advertising and Healthcare Traveler Targeted Advertising in More Than 1 Million Hotel Rooms Sale of Interactive Television Systems and Services to Healthcare Facilities Traditional & Diversified Revenues (in millions,1st 6 mo '09) $151.5 $66.1 $24.4 $8.2

Number of Hospitals (CHART) Healthcare Drivers: Patient Education Patient Safety Patient Satisfaction 40 50 (As of 9/1/09) LodgeNet Healthcare Healthcare Economics: Interactive System Sale Per Bed $1,000 - $1,500 Gross Profit Margin 30% - 40% Recurring Revenue Per Bed Per Month $25 - $35 Gross Profit Margin 30% - 40% Number of Hospitals

40% of Revenue from Strategic Growth Initiatives (CHART) * "Other" includes System Sales and Related Services, THN & Healthcare +11.1% (22.1%) +32.5% ($ in millions) $250.1 $277.2 Growth Initiatives Generate $100 Million Diversification Initiatives Buffer Recession Guest Entertainment Hotel Services Other

1st 6 Mo 2009 1st 6 Mo 2006 (CHART) (CHART) Guest Entertainment Hotel Services Other* * "Other" includes System Sales and Related Services, THN & Healthcare Increasing Impact of Diversification Based on Revenue

Reductions Driven by: Integration Synergies Cost Control Initiatives Workforce Reductions Expense Controls Right-Sizing to Environment (CHART) System Operations and SG&A $43.2 Managing Operating Expenses ($ in millions) $59.0 - 26.8%

$38.7 Proactively Managed by: Fewer Room Installations Lower Per Room Investment Hotel Contributions Increasing Right-Sizing to Environment (CHART) $11.0 -71.6% Managing Capital Investments ($ in millions)

On Command Acquired on 4/4/07 * 2006 2007 2008 2009 Hotels Contributing Larger Percent of Capital (Rolling Four Quarters)

$8.2 * Free Cash Flow Definition - see slide 20 $51.9 $48.1 $25.4 $7.9 Increasing Free Cash Flow* (TTM $ in millions)

($ in millions except per share) * Free Cash Flow Definition - see slide 20 Free Cash Flow Analysis*

(CHART) $486.0 *Debt, Net of Cash Accelerating Debt* Reduction (in millions)

Reducing Leverage ($ in millions) Convertible Preferred Stock Offering, June 2009 - $57.5 Million Term B Debt - Maturity April 2014

Impact of Economic Rebound on Guest Entertainment (Annualized $ in millions) GE Revenue AOCF (CHART) $40 $25 $50 $80 100% Rebound 50% Rebound * Guest Entertainment Revenue Down 22.1% for 1st 6 Months '09 Change in AOCF at Various Increases in GE Revenue

LodgeNet: Investment Summary Largest Provider with 85% VOD Market Share Recurring Revenue Based on Long-Term Contracts Diversified Revenue Opportunities: - HDTV Transition, Hotel Services, The Hotel Networks, Healthcare Proactively Managing Business Generating Increased Levels of Free Cash Flow Positioned to Capitalize on Economic Rebound

Reconciliation of Operating Income to Adjusted Operating Cash Flow Operating Income Plus: Depreciation and Amortization Plus: Amortization of Purchased Intangibles Plus: Restructuring/Organization Charges and Integration Expenses Plus: Share-Based Compensation Plus: Impairment Charge Less: Insurance Proceeds Equals: Adjusted Operating Cash Flow Reconciliation of Free Cash Flow Cash from Operations Less: Cash Used for Investing Activities, including Growth-Related Capital Equals: Free Cash Flow

Convertible Preferred Stock Issued - June 2009 57,500 Shares Issued, $53.7 Million in Net Proceeds 40% Dilution If All Shares Convert Debt Payment of $27.7 Million on July 1 Approaching Final Covenant Level of 3.50x Effective Q3 2010 (5 Quarters) Debt Term B $486.0 Matures in April 2014 LIBOR+200 bps - reduces to LIBOR+175 bps at 3.25x leverage 1% Annual Required Debt Payment - approx $1.4M per quarter Debt Covenant Ratio Changes: Q3 2009:4.00x Q1 2010: 3.75x Q3 2010 to Maturity: 3.50x Strengthened Balance Sheet ($ in millions)

** Bank AOCF = AOCF adjusted for severance payments Q3'09 Financial Guidance* * Guidance issued on July 28, 2009 **